Exhibit 10.73

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this "Agreement") is made as of July 17, 2003, by and among SmarTire Systems, Inc., a corporation incorporated under the laws of the Yukon Territory (the "Company"), the purchasers signatory hereto (each an "Purchaser" and together the "Purchasers"), and Feldman Weinstein LLP, with an address at 420 Lexington Avenue, Suite 2620, New York, New York 10170 (the "Escrow Agent"). Capitalized terms used but not defined herein shall have the meanings set forth in the Securities Purchase Agreement referred to in the first recital.

W I T N E S S E T H:

WHEREAS, the Purchasers will be purchasing from the Company, in the aggregate, up to US$1,700,000 of the 8% Convertible Debentures (the "Debentures") and Warrants as set forth in the Securities Purchase Agreement (the "Purchase Agreement") dated the date hereof between the Purchasers and the Company, which will be issued as per the terms contained herein and in the Purchase Agreement; and

WHEREAS, it is intended that the purchase of the securities be consummated in accordance with the requirements set forth by Sections 4(2) and/or 4(6) and/or Regulation D promulgated under the Securities Act of 1933, as amended; and

WHEREAS, the Company and the Purchasers have requested that the Escrow Agent hold the Subscription Amounts with respect to the Closing in escrow until the Escrow Agent has received the Release Notice in the form attached hereto from the Company and each Purchaser;

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

ARTICLE 1

TERMS OF THE ESCROW

1.1. The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds for the purchase of up to US$1,700,000, in the aggregate, of the Debentures and the Warrants at the Closing as contemplated by the Purchase Agreement.

1.2. Closing.

(a) Upon the Escrow Agent's receipt of each Purchaser's Subscription Amount for the Closing into its master escrow account, together with such Purchaser's executed counterparts of this Agreement, the Purchase Agreement and the Registration Rights Agreement, it shall telephonically advise the Company, or the Company's designated attorney or agent, of the amount of funds it has received into its master escrow account.

(b) Wire transfers to the Escrow Agent shall be made as follows:

STERLING NATIONAL BANK
622 3RD AVENUE
NEW YORK, NY 10017
Account Name: Feldman Weinstein LLP

ABA ROUTING NO: 026007773
ACCT NO: 0814180101

Remark: SMTR/[FUND NAME]

(c) The Company, upon receipt of said notice, shall deliver to the Escrow Agent the certificates representing the Debentures and the Warrants to be issued to each Purchaser at the Closing together with:

(i) the original executed Registration Rights Agreement substantially in the form of Exhibit B to the Purchase Agreement;

(ii) the original executed opinions of Clark, Wilson in the form of Exhibit D to the Purchase Agreement;

(iii) warrants registered in the name of HPC Capital Management (the "HPC Warrant"), in the form of the Warrant, to purchase up to [_____] shares of Common Stock at an exercise price equal to $0.1771;

(iv) the original counterpart of the Purchase Agreement; and

(v) an original counterpart of this Escrow Agreement.

(d) In the event that the foregoing items are not in the Escrow Agent's possession within five (5) Trading Days of the Escrow Agent receiving the Subscription Amount applicable to such Debentures in accordance with Section 1.2(a), then each Purchaser shall have the right to demand the return of their Subscription Amount.

(e) Once the Escrow Agent receives a notice in the form attached hereto as Exhibit X (the "Release Notice") executed by the Company and each Purchaser, it shall wire 92% of that amount of funds necessary to purchase the applicable Debentures and the Warrants per the written instructions of the Company, net of $10,000 to Feldman Weinstein LLP and $562,299 ($570,000 less withholding tax of $7,701) to TRW Automotive U.S. LLC, and the remaining 8% per the written instruction of HPC Capital Management as its fee in connection with the transaction described herein.

(f) Once the funds (as set forth above) have been sent per the Company's instructions, the Escrow Agent shall then arrange to have the Purchase Agreement, the Warrants, the Debentures, the Registration Rights Agreement, the Escrow Agreement and the opinion of counsel delivered to the appropriate parties.

ARTICLE 2

MISCELLANEOUS

2.1. No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

2.2. All notices or other communications required or permitted hereunder shall be in writing, and shall be sent as set forth in the Purchase Agreement.

2.3. This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

2.4. This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

2.5. Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

2.6. The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City.

2.7. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, each Purchaser and the Escrow Agent.

2.8. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith.

2.9. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

2.10. The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for thereunder.

2.11. The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor which shall be paid by the Escrow Agreement unless otherwise provided for in Section 2.14. The Escrow Agent has acted as legal counsel for Palisades Master Fund, L.P. ("Palisades"), and may continue to act as legal counsel for Palisades, from time to time, notwithstanding its duties as the Escrow Agent hereunder. The Company consents to the Escrow Agent in such capacity as legal counsel for Palisades and waives any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Company understands that Palisades and the Escrow Agent are relying explicitly on the foregoing provision in entering into this Escrow Agreement.

2.12. The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Company and the Purchasers. In the event of any such resignation, the Purchasers and the Company shall appoint a successor Escrow Agent.

2.13. If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

2.14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York in accordance with the applicable procedure therefor.

2.15. The Company and each Purchaser agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO ESCROW AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 17th day of July, 2003.

SMARTIRE SYSTEMS, INC.

By:/s/ Robert Rudman
Name: Robert Rudman
Title: President and CEO

PURCHASERS:

ESCROW AGENT:

FELDMAN WEINSTEIN LLP

By: /s/ Robert Charron
Name: Robert Charron
Title: Authorized Signatory

PALISADES MASTER FUND L.P.

By: /s/ G. Mundy for Talisman Management Limited
Name: G. Mundy for Talisman Management Limited
Title: Corporate Director of Palisades Master Fund LP

[SIGNATURE PAGE OF PURCHASER TO FOLLOW]

[SIGNATURE PAGE OF PURCHASER - ESCROW]

ALPHA CAPITAL AG

By: /s/ Konrad Ackermann
Name: Konrad Ackermann
Title: Director

[SIGNATURE PAGE OF PURCHASER TO FOLLOW]

[SIGNATURE PAGE OF PURCHASER - ESCROW]

CRESCENT INTERNATIONAL LTD.

By: /s/ M. Craw and M. Brezzi
Name: M. Craw and M. Brezzi
Title: Authorized Signatories

[SIGNATURE PAGE OF PURCHASER TO FOLLOW]

[SIGNATURE PAGE OF PURCHASER - ESCROW]

GOLD PLATE INVESTMENT PARTNERS LLC

By: /s/ Louis A. Davis
Name: Louis A. Davis
Title: President

Exhibit X to
Escrow Agreement

RELEASE NOTICE

The UNDERSIGNED, pursuant to the Escrow Agreement, dated as of July __, 2003 among SmarTire Systems, Inc., the Purchasers signatory thereto and Feldman Weinstein LLP, as Escrow Agent (the "Escrow Agreement"; capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement), hereby notify the Escrow Agent that each of the conditions precedent to the purchase and sale of the Debentures and the Warrants set forth in the Securities Purchase Agreement have been satisfied. The Company and the undersigned Purchaser hereby confirm that all of their respective representations and warranties contained in the Purchase Agreement remain true and correct and authorize the release by the Escrow Agent of the funds and documents to be released at the Closing as described in the Escrow Agreement. This Release Notice shall not be effective until executed by the Company and the Purchaser.

This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this __ day of July, 2003.

SMARTIRE SYSTEMS, INC.

By: /s/ Robert Rudman
Name: Robert Rudman
Title: President and CEO

PURCHASERS:

PALISADES MASTER FUND L.P.

By: /s/ G. Mundy for Talisman Management Limited
Name: G. Mundy for Talisman Management Limited
Title: Director of Palisades Master Fund LP

ALPHA CAPITAL AG

By: /s/ Konrad Ackermann
Name: Konrad Ackermann
Title: Director

CRESCENT INTERNATIONAL LTD.

By: /s/ M. Craw and M. Brazzi
Name: M. Craw and M. Brazzi
Title: Authorized Signatories

GOLD PLATE INVESTMENT PARTNERS

By: /s/ Louis A. Davis
Name: Louis A. Davis
Title: President